UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21309
                                                     ---------

             Advent Claymore Convertible Securities and Income Fund
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               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
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               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                    Date of reporting period: April 30, 2008
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


    SHAREHOLDER
         LETTER
 April 30, 2008
    (Unaudited)

                        Advent Claymore Convertible  | AVK
                         Securities and Income Fund

Logo: ADVENT CAPITAL MANAGEMENT

Logo: Claymore (R)
                                www.adventclaymore.com
                        ... YOUR BRIDGE TO THE LATEST,
                 MOST UP-TO-DATE INFORMATION ABOUT THE
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.ADVENTCLAYMORE.COM, you will find:

o Daily, weekly and monthly data on share prices, net asset values, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 | Letter to Shareholders | April 30, 2008 | www.adventclaymore.com

AVK | Advent Claymore Convertible Securities and Income Fund


Photo of: Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer


Dear SHAREHOLDER |

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the "Fund"). This report covers the Fund's performance for the semi-annual period ended April 30, 2008, which marks the fifth anniversary of the Fund.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities. Convertible securities represented 80.4% of the portfolio as of April 30, 2008.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ending April 30, 2008, the Fund provided a total return based on market price of -2.03% and a return of -8.12% based on NAV. As of April 30, 2008, the Fund's market price of $23.44 represented a discount of 5.41% from the Fund's NAV of $24.78.

The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS"). The broad auction-rate preferred securities market has experienced considerable disruption in the past few months, and your Fund was not immune to this disruption. The result has been failed auctions on nearly all auction-rate preferred shares, including the AMPS issued by the Fund. We believe that this increase in failed actions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's AMPS. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors in the Fund's AMPs will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The most recent auctions for these series have failed, as have auctions of most AMPS. The established maximum rates (during the week of May 26, 2008) ranged from 3.54% to 3.68%. These maximum rates are not significantly different from, although in many cases are lower than, past successful auctions. We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage.

The Fund's monthly distributions of $0.1718 per share represent an annualized distribution rate of 8.80%, based on the Fund's closing market price of $23.44 on April 30, 2008. In the five


            Letter to Shareholders | April 30, 2008 | www.adventclaymore.com | 3

AVK | Advent Claymore Convertible Securities and Income Fund |
DEAR SHAREHOLDER continued

years since April 30, 2003, the Fund generated an average annual total return of 10.29% based on NAV and 8.51% based on market price. The Fund has maintained the $0.1718 per share monthly distribution rates since its first distribution in June 2003. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 17 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is depressed than when the price is higher.

The following Questions & Answers section provides more information about the factors that affected the Fund's performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.adventclaymore.com.

Sincerely,

/s/ Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

June 2, 2008



4 | Letter to Shareholders | April 30, 2008 | www.adventclaymore.com

AVK | Advent Claymore Convertible Securities and Income Fund

QUESTIONS & ANSWERS |

Advent Claymore Convertible Securities and Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2008.


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WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE THEM?

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities. Historically, convertible securities have generally provided returns similar to equity returns with lower risk. This is possible because a significant portion of the return of convertible securities generally comes from yield. Moreover, movement in the price of the convertible security tends to be more sensitive to appreciation of the underlying stock than to setbacks in the price of the stock.

More than half of the convertible market and a large portion of the Fund's convertible investments are in securities issued by growth companies--particularly companies within the healthcare, financial and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a compromise between equity and debt as a way to raise capital for growth; convertibles generally have a lower interest rate than straight bonds, but provide for less dilution than issuing common stock. Financial companies, while not always considered high growth companies, also issue a fair amount of convertible securities--typically convertible preferreds with more attractive yields and higher credit ratings. By offering preferreds, companies can raise capital while helping to keep their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuing company's balance sheet, making a downgrade in credit rating more likely, while preferred stock is classified as equity. Credit ratings are especially important to financial companies, since a lower credit rating generally results in higher borrowing costs.

The Fund's flexibility to shift between convertibles and high yield bonds helps provide diversification on an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to move up in tandem with equities in strong markets; and the yield advantage has historically provided inherent downside protection in weaker markets.

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PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST
SIX MONTHS.

The six-month period from October 31, 2007, through April 30, 2008, was a period of heightened economic uncertainty and significant turmoil throughout the capital markets. In the final few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with potential implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board (the "Fed") reduced interest rates seven times between September 2007 and April 2008, striving to restore liquidity to financial markets. Even with this stimulus, recent trends in employment and consumer spending, accompanied by a spike in energy prices, have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns accompanied by extreme volatility. This highly volatile market provides a reminder of the possible usefulness of investing in convertible securities as a way to help achieve long-term total returns similar to those of equities but with historically lower volatility, less downside risk and higher yields potential. Over the past six months, convertible securities significantly muted the downward trend in equities: the return of the Merrill Lynch All Convertibles Index,


            Letter to Shareholders | April 30, 2008 | www.adventclaymore.com | 5

AVK | Advent Claymore Convertible Securities and Income Fund |
QUESTIONS & ANSWERS continued

which tracks performance of the U.S. market for convertible securities, was -5.75%, several percentage points less than the -9.64% loss of the Standard & Poor's 500 Index ("S&P 500"), which is considered a key indicator of broad U.S. stock market performance.

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HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ending April 30, 2008, the Fund provided a total return based on market price of -2.03% and a return of -8.12% based on NAV. AVK shares suffered a smaller loss at market than the portfolio return because the market discount from NAV abated somewhat during the six-month period. At the October 31, 2007 close, the market price discount to NAV was 10.91%. By the close on April 30, 2008, the Fund's market price of $23.44 represented a discount of 5.41% to the Fund's NAV of $24.78.

For NAV performance comparison purposes, the S&P 500 Index had a negative return of -9.64% for the six-month period. Other equity indices generally were weaker than the S&P 500 during this period. The Fund demonstrated its ability to help cushion the downside during a weak stock market, but we were unable to outperform the Merrill Lynch All Convertibles Index, which had a return of -5.75%. In retrospect, we also might have had a smaller setback if we had had a higher allocation to high-yield securities. The Merrill Lynch High Yield Master II Index, which is a measure of the broad high yield market, was off much less, with a negative return of -0.77%.

Over the five-year history of the Fund since April 30, 2003, the Fund has demonstrated its ability to provide an equity-like total return. The Fund is well ahead of both of the aforementioned convertible and high-yield indices on an NAV basis, with an average annual return of 10.29% versus 8.79% from the Merrill Lynch All Convertibles Index and 8.31% from the Merrill Lynch High Yield Master II Index. Moreover, the Fund's NAV return captured nearly all of the S&P 500 return of 10.62%. At market, however, the Fund's return has been inhibited by the discount from NAV; the market return from April 30, 2003 through April 30, 2008 was 8.51%. Past performance does not guarantee future results.

As the market value of the Fund's shares fluctuates from time to time, the share price may be higher or lower than the Fund's NAV. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

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WHAT WERE THE MAJOR INVESTMENT DECISIONS THAT AFFECTED THE FUND'S PERFORMANCE?

Although it is always disappointing to report a negative return, we are pleased that we cushioned the downturn relative to the setback suffered by the key stock market indices. When high yield securities appeared richly valued earlier in 2007, we reduced exposure to the high yield market, which was advantageous as convertible securities continued to advance while credit spreads widened and market prices of high-yield securities weakened amid market fears sparked by subprime mortgages. In the six months through April 30, 2008, however, we were overweighted in convertibles and underweighted in high yield bonds while high yield securities held up much better than convertibles. We began to rebuild our high yield investments early in 2008 after yields had risen.

It is important to understand that the Fund utilizes leverage (borrowing), which has enhanced our yield and total return over time to common shareholder. But leverage can be a two-edged sword when markets weaken. The Fund utilizes leverage to finance the purchase of additional securities that help provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS"). Leverage adds to performance only when the return is greater than the cost of leverage. During the six months through April 30, 2008, leverage was approximately 32% of managed assets. Since returns were negative, leverage detracted. Over the long term, we believe that leverage will contribute to the Fund's performance, as it has in past periods.


6 | Letter to Shareholders | April 30, 2008 | www.adventclaymore.com

AVK | Advent Claymore Convertible Securities and Income Fund |
QUESTIONS & ANSWERS continued

As mentioned before, the Fund currently implements its leverage strategy through the issuance of AMPS. The broad auction-rate preferred securities market has experienced considerable disruption in the past few months, and your Fund was not immune to this disruption. The result has been failed auctions on nearly all auction-rate preferred shares, including the AMPS issued by the Fund. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The most recent auctions for these series have failed, as have auctions of most AMPS. The established maximum rates (during the week of May 26) ranged from 3.54% to 3.68%. These maximum rates are not significantly different from, although in many cases are lower than, past successful auctions. We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

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WHICH ISSUERS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

One of the Fund's largest holdings is Freeport-McMoRan Copper & Gold Inc. (2.5% of long-term investments), the world's largest publicly traded copper company, which also produces gold and molybdenum. The Fund owns two of this company's convertible securities--the 5.5% and the 6.75% -- and they have performed well as the underlying common stock has appreciated in response to numerous positive factors, including rising commodity prices and political stability in Indonesia, where the company has its primary mining assets.

Also positive among the Fund's largest holdings was a 4.75% bond of Peabody Energy Corporation (1.7% of long-term investments), the world's largest private-sector coal company with majority interests in 40 coalmines in the U.S. and Australia. This growing company with substantial reserves has recently benefited from market recognition of rising demand for coal. We initially bought the convertible bond at par and then accumulated additional bonds when the price dropped, achieving a double-digit return on our investment.

Some of our other large holdings have not yet made the contributions we seek but appear to have great promise for the future. One example is International Game Technology (2.6% of long-term investments), which is leading the industry in replacing old-fashioned electromechanical slot machines with electronic machines that can easily be reprogrammed with new and different games. We believe this company could experience significant future growth.

            Letter to Shareholders | April 30, 2008 | www.adventclaymore.com | 7

AVK | Advent Claymore Convertible Securities and Income Fund |
QUESTIONS & ANSWERS continued


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WHICH DECISIONS HURT PERFORMANCE?

The Fund has typically obtained relatively high yields and favorable total returns from convertible securities of large financial companies. The financial sector represented 16.8% of long-term investments as of April 30, 2008, and this exposure detracted from performance as securities of financial institutions suffered in an environment of dislocation in credit markets. Even though the financial companies represented in the portfolio tend to be high quality companies that we believe will perform well over the long term, they performed poorly over the last six months, largely because of concerns related to the subprime mortgage market. As of April 30, there was only one financial institution among the Fund's top 10 holdings; this is New York Community Capital Trust V (2.4% of long-term investments), a bank with offices mainly in the New York City area and no involvement in subprime loans. While most financials experienced negative returns in the six months through April 30, the New York Community Capital Trust V 6% convertible provided a return of precisely zero during the six months, since the income nearly offsets the market decline in the price of the issue.

We are confident that our holdings in the financial sector will recover, and we are actively seeking investment opportunities among new convertible issues of large financial companies. Large financial institutions such as Citigroup Inc., Bank of America Corporation and Wachovia Corporation are issuing high-yielding convertibles as they seek to strengthen their balance sheets. With the stock prices of such financial companies well off from previous highs, there is ample appreciation potential from the new convertible securities, which may also provide attractive yields.

During 2007 we reduced our investment in the 7% convertible of XL Capital Ltd. (1.2% of long-term investments), a property & casualty insurance company headquartered in Bermuda. We regard XL as a promising company and we have held its convertibles since the inception of the Fund. We often favor insurance companies based in Bermuda because tax laws in Bermuda allow companies headquartered there to compound their investment accounts tax-free. However, amid the recent turmoil in financial markets, investors have become particularly concerned about XL's exposure to a publicly traded subsidiary that is a monoline insurer. Despite a significant rebound in April, the XL convertible held in the portfolio remains well below its level six months ago.

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WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

We have great enthusiasm for the convertible market, which is seeing considerable new issuance now, especially from major financial institutions that are enhancing capital following setbacks in their loan portfolios. Many of these convertibles have high yields and low conversion premiums, and we are taking advantage of the opportunity to invest in what we believe to be good companies whose share prices are currently depressed. The plethora of new issuance is also likely to create opportunities in the aftermarket in the months ahead.

We also continue to opportunistically rebuild the Fund's position in high yield bonds. While some problems remain in the high yield market, we are finding many attractive opportunities to invest at double-digit yields. The aggressive effort of the Fed to reduce short-term rates and reliquify capital markets has made it easier for companies to refinance debt, which significantly reduces default risk.

Equity valuations appear reasonable relative to past experience, which probably reflects investor concerns about the direction of the U.S. economy and its impact on equities. When such concerns abate, there should be significant upside potential in equities. While we await a stronger stock market, convertible securities combine rewarding yields with significant potential to participate in the appreciation of the underlying stocks when the stock market advances.

We feel confident that over time our diligence in security selection will continue to help the Fund's performance both by providing favorable returns in rising markets and by providing the protection of yield against down markets. Our two asset classes--convertibles and high-yield securities--historically have had much lower volatility and downside risk than common

8 | Letter to Shareholders | April 30, 2008 | www.adventclaymore.com

AVK | Advent Claymore Convertible Securities and Income Fund |
QUESTIONS & ANSWERS continued


stocks. Our proprietary credit analysis is intended to enable us to invest in companies with what we believe are stable-to-improving fundamentals and to avoid deteriorating situations that could be especially dangerous during weak economic environments. Over time, convertible securities have historically provided equity-like returns at lower risk by capturing much of the appreciation of common stocks, while yielding more than equities and experiencing less price deterioration during market corrections.

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The conversion premium reflects the market price of a convertible relative to the market value of the common shares into which the convertible security can be converted.

For example, a bond trading at a par value of $1,000 that is convertible into 20 shares trading at $40 would have a conversion premium of 25% over its conversion value of $800. The lower the conversion premium, the more upside there is for convertible investors. If the stock performs poorly, the convertible normally provides downside protection based on its yield and its fixed-income value.


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AVK RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's ``conversion price, '' which is the predetermined price at which the convertible security could be exchanged for the associated stock.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

LOWER GRADE SECURITIES. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

INTEREST RATE RISK. In addition to the risks discussed above, convertible securities and non-convertible income securities are subject to certain risks, including: o if interest rates go up, the value of convertible securities and non-convertible income securities in the Fund's portfolio generally will decline; o during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and o during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

STRATEGIC TRANSACTIONS. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to:
Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.adventclaymore.com for a more detailed discussion about Fund risks and considerations.


            Letter to Shareholders | April 30, 2008 | www.adventclaymore.com | 9

AVK | Advent Claymore Convertible Securities and Income Fund

Fund SUMMARYlAS OF APRIL 30, (2008) (unaudited)

FUND STATISTICS
-------------------------------------------------------
Share Price                                      $23.44
Common Share Net Asset Value                     $24.78
Premium/Discount to NAV                          -5.41%
Net Assets Applicable to Common Shares ($000)  $583,216
-------------------------------------------------------



TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 4/30/03)                MARKET           NAV
-------------------------------------------------------
Six Month                          -2.03%        -8.12%
One Year                           -8.03%        -3.47%
Three Year                         10.75%         9.76%
Five Year                           8.51%        10.29%
Since Inception -average annual     8.51%        10.29%
-------------------------------------------------------


                                         % OF LONG-TERM
TOP TEN INDUSTRIES                          INVESTMENTS
-------------------------------------------------------
Pharmaceuticals                                   10.8%
Health Care Products and Services                  8.9%
Telecommunications                                 7.3%
Insurance                                          6.1%
Electronic Equipment and Components                5.9%
Financial Services                                 5.8%
Utilities - Gas and Electric                       5.6%
Banking and Finance                                4.9%
Computers - Software and Peripherals               4.7%
Oil and Gas                                        3.9%
-------------------------------------------------------


                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Watson Pharmaceuticals, Inc.                       2.6%
International Game Technology                      2.6%
Eastman Kodak Co.                                  2.5%
Intel Corp.                                        2.5%
Freeport-McMoRan Copper & Gold, Inc.               2.5%
New York Community Capital Trust V                 2.4%
NII Holdings, Inc.                                 2.1%
Allergan, Inc.                                     2.1%
Entergy Corp.                                      2.1%
Mylan, Inc.                                        2.1%
-------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart:
SHARE PRICE & NAV PERFORMANCE
SHARE PRICE       NAV
27.86             27.89
27.94             28.13
28.03             28.27
27.88             28.31
27.9              28.42
28                28.37
28.05             28.4
28.03             28.22
27.8              28.2
27.65             28.16
27.5              28.17
27.68             28.13
27.58             28.17
27.6              28.32
27.5              28.37
27.58             28.37
27.74             28.41
27.38             28.16
27.47             28.22
27.58             28.24
27.49             28.42
27.57             28.54
27.7              28.62
27.71             28.64
27.85             28.62
27.81             28.47
27.21             28.08
27.24             28.22
27.25             28.31
27.08             28.15
27.08             28.13
27.5              28.31
27.67             28.41
27.79             28.44
27.89             28.43
27.98             28.35
27.53             28.33
27.35             28.19
27.34             28.06
27.07             28.07
27.24             28.2
27.54             28.22
27.63             28.23
27.79             28.43
28.21             28.53
27.85             28.48
28.04             28.62
27.83             28.62
27.58             28.38
27.5              28.21
27.55             28.46
27.52             28.55
27.1              28.47
26.95             28.28
26.13             28.19
26.25             28.36
26.25             28.12
26.29             28.13
25.84             27.61
25.45             27.52
24.95             27.02
24.7              26.77
24.61             26.89
24.92             26.79
24.02             26.57
23                26.65
23.41             26.17
23.61             26.26
23.84             26.54
24.05             26.81
23.97             26.52
23.45             26.38
23.37             26.32
23.08             25.98
22.5              25.65
21.75             25.41
23.6              25.86
23.85             25.92
24                26
24.5              26.29
24.81             26.33
24.9              26.53
24.72             26.4
24.35             25.96
24.6              26.28
24.44             26.23
24.8              26.42
25.1              26.71
24.9              26.59
24.89             26.66
24.65             26.49
24.57             26.41
24.57             26.6
24.3              26.51
24.25             26.68
24.5              26.75
24.7              26.64
24.87             27.17
25.35             27.46
25.07             27.38
25.2              27.45
25.17             27.41
25.17             27.31
25.35             27.49
25.68             27.64
25.56             27.57
25.76             27.87
25.58             27.93
25.27             27.79
25.29             27.79
25.62             28.04
25.46             27.95
25.49             28.17
25.45             28.23
25.28             27.95
25.36             28.23
25.41             28.04
25.37             27.88
25.18             28.02
25.21             28.1
25.01             27.63
24.65             27.57
24.81             27.62
24.68             27.6
24.87             27.72
25.15             27.93
25.18             28.13
25.21             27.94
25.15             28.23
25.03             27.84
24.92             27.89
24.71             27.89
24.62             28.11
24.25             27.64
24.25             27.66
23.82             27.5
23.67             27.19
23.51             27.31
23.48             27.3
23.49             27.02
23.4              26.9
23.25             26.42
23.05             26.26
22.65             26.04
22.79             26.23
22.58             26
22.4              26.07
23                26.56
22.9              26.71
23.5              26.97
23.62             26.84
23.79             26.67
23.9              26.84
24.08             27.09
23.91             27.21
23.99             27.26
23.84             26.75
23.5              26.62
23.4              26.49
23.21             26.23
22.71             25.93
22.5              25.96
22.46             26
22.5              25.99
22.45             26.19
23.25             26.34
23.25             26.34
22.92             26.14
22.69             26.19
23.25             26.16
23.17             26.08
23.63             26.04
23.6              25.62
23.18             25.56
22.76             25.38
22.9              25.37
23.34             25.58
23.08             25.48
23.15             25.55
23.25             25.22
22.95             25.02
22.59             24.51
22.13             24.27
21.95             24.04
22.02             24.18
22.33             24.51
22.51             24.39
22.89             24.62
23.04             24.83
23.31             24.86
23.39             25.13
23.74             25.46
23.94             25.35
23.35             24.77
23.21             24.68
23                24.74
22.85             24.67
23.04             24.79
23.25             24.88
23.1              24.91
22.27             24.74
22.13             24.76
22.23             24.87
22.38             24.94
22.62             24.77
22.5              24.81
22.78             25.05
22.91             25.25
23.07             25.22
23                25.1
22.6              24.68
22.8              24.61
22.44             24.48
22.49             24.59
22.3              24.1
22.3              23.91
21.85             23.46
21.95             23.81
21.49             23.55
21.4              23.6
21.03             23.41
20.24             22.88
20.76             23.44
20.48             23.06
20.61             23.28
20.83             23.61
20.99             23.78
21.23             23.76
21.32             23.72
21.43             23.55
21.25             23.51
21.69             23.98
21.8              24.06
21.96             24.16
22.09             24.31
22.33             24.44
22.32             24.43
22.2              24.34
22.29             24.33
22.12             24.01
22.01             23.93
22.26             23.97
22.23             24.38
22.08             24.39
22.1              24.57
22.45             24.64
22.41             24.48
22.86             24.51
22.92             24.57
23.11             24.73
23.3              24.78
23.44             24.72
23.44             24.78


Bar Chart:
May 07            0.1718
Jun               0.1718
Jul               0.1718
Aug               0.1718
Sep               0.1718
Oct               0.1718
Nov               0.1718
Dec*              0.2993
Jan 08            0.1718
Feb               0.1718
Mar               0.1718
Apr               0.1718

*    Includes long-term capital gains distribution of $0.1275.


Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
Asset Class
----------------------           ----
Convertible Securities           80.4%
High Yield Securities            14.9%
Short-Term Investment             3.1%
Common Stock                      1.1%
Term Loans                        0.5%

10 | Letter to Shareholders | April 30, 2008 | www.adventclaymore.com

AVK | Advent Claymore Convertible Securities and Income Fund


ADVENT CAPITAL MANAGEMENT, LLC

Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.


           Letter to Shareholders | April 30, 2008 | www.adventclaymore.com | 11

ADVENT CAPITAL MANAGEMENT, LLC
1065 Avenue of the Americas
New York, New York 10018

THIS REPORT IS SENT TO SHAREHOLDERS OF ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


                                                                          AVK
                                                                        LISTED
                                                                        NYSE(R)

                                                                     AVK-SL-0408

    SEMIANNUAL
        REPORT
April 30, 2008
   (Unaudited)
                                                              |
                                Advent Claymore Convertible   |   AVK
                                 Securities and Income Fund   |
                                                              |


Logo: ADVENT CAPITAL MANAGEMENT

Logo: Claymore (R)

AVK | Advent Claymore Convertible Securities and Income Fund

Fund SUMMARY | AS OF APRIL 30, 2008 (unaudited)

FUND STATISTICS
--------------------------------------------------------
Share Price                                       $23.44
Common Share Net Asset Value                      $24.78
Premium/Discount to NAV                           -5.41%
Net Assets Applicable to Common Shares ($000)   $583,216
--------------------------------------------------------



TOTAL RETURNS
--------------------------------------------------------
(INCEPTION 4/30/03)                 MARKET           NAV
--------------------------------------------------------
Six Month                           -2.03%        -8.12%
One Year                            -8.03%        -3.47%
Three Year                          10.75%         9.76%
Five Year                            8.51%        10.29%
Since Inception -average annual      8.51%        10.29%
--------------------------------------------------------


                                          % OF LONG-TERM
TOP TEN INDUSTRIES                           INVESTMENTS
--------------------------------------------------------
Pharmaceuticals                                    10.8%
Health Care Products and Services                   8.9%
Telecommunications                                  7.3%
Insurance                                           6.1%
Electronic Equipment and Components                 5.9%
Financial Services                                  5.8%
Utilities - Gas and Electric                        5.6%
Banking and Finance                                 4.9%
Computers - Software and Peripherals                4.7%
Oil and Gas                                         3.9%
--------------------------------------------------------


                                          % OF LONG-TERM
TOP TEN ISSUERS                              INVESTMENTS
--------------------------------------------------------
Watson Pharmaceuticals, Inc.                        2.6%
International Game Technology                       2.6%
Eastman Kodak Co.                                   2.5%
Intel Corp.                                         2.5%
Freeport-McMoRan Copper & Gold, Inc.                2.5%
New York Community Capital Trust V                  2.4%
NII Holdings, Inc.                                  2.1%
Allergan, Inc.                                      2.1%
Entergy Corp.                                       2.1%
Mylan, Inc.                                         2.1%
--------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart:
SHARE PRICE & NAV PERFORMANCE
SHARE PRICE      NAV
27.86            27.89
27.94            28.13
28.03            28.27
27.88            28.31
27.9             28.42
28               28.37
28.05            28.4
28.03            28.22
27.8             28.2
27.65            28.16
27.5             28.17
27.68            28.13
27.58            28.17
27.6             28.32
27.5             28.37
27.58            28.37
27.74            28.41
27.38            28.16
27.47            28.22
27.58            28.24
27.49            28.42
27.57            28.54
27.7             28.62
27.71            28.64
27.85            28.62
27.81            28.47
27.21            28.08
27.24            28.22
27.25            28.31
27.08            28.15
27.08            28.13
27.5             28.31
27.67            28.41
27.79            28.44
27.89            28.43
27.98            28.35
27.53            28.33
27.35            28.19
27.34            28.06
27.07            28.07
27.24            28.2
27.54            28.22
27.63            28.23
27.79            28.43
28.21            28.53
27.85            28.48
28.04            28.62
27.83            28.62
27.58            28.38
27.5             28.21
27.55            28.46
27.52            28.55
27.1             28.47
26.95            28.28
26.13            28.19
26.25            28.36
26.25            28.12
26.29            28.13
25.84            27.61
25.45            27.52
24.95            27.02
24.7             26.77
24.61            26.89
24.92            26.79
24.02            26.57
23               26.65
23.41            26.17
23.61            26.26
23.84            26.54
24.05            26.81
23.97            26.52
23.45            26.38
23.37            26.32
23.08            25.98
22.5             25.65
21.75            25.41
23.6             25.86
23.85            25.92
24               26
24.5             26.29
24.81            26.33
24.9             26.53
24.72            26.4
24.35            25.96
24.6             26.28
24.44            26.23
24.8             26.42
25.1             26.71
24.9             26.59
24.89            26.66
24.65            26.49
24.57            26.41
24.57            26.6
24.3             26.51
24.25            26.68
24.5             26.75
24.7             26.64
24.87            27.17
25.35            27.46
25.07            27.38
25.2             27.45
25.17            27.41
25.17            27.31
25.35            27.49
25.68            27.64
25.56            27.57
25.76            27.87
25.58            27.93
25.27            27.79
25.29            27.79
25.62            28.04
25.46            27.95
25.49            28.17
25.45            28.23
25.28            27.95
25.36            28.23
25.41            28.04
25.37            27.88
25.18            28.02
25.21            28.1
25.01            27.63
24.65            27.57
24.81            27.62
24.68            27.6
24.87            27.72
25.15            27.93
25.18            28.13
25.21            27.94
25.15            28.23
25.03            27.84
24.92            27.89
24.71            27.89
24.62            28.11
24.25            27.64
24.25            27.66
23.82            27.5
23.67            27.19
23.51            27.31
23.48            27.3
23.49            27.02
23.4             26.9
23.25            26.42
23.05            26.26
22.65            26.04
22.79            26.23
22.58            26
22.4             26.07
23               26.56
22.9             26.71
23.5             26.97
23.62            26.84
23.79            26.67
23.9             26.84
24.08            27.09
23.91            27.21
23.99            27.26
23.84            26.75
23.5             26.62
23.4             26.49
23.21            26.23
22.71            25.93
22.5             25.96
22.46            26
22.5             25.99
22.45            26.19
23.25            26.34
23.25            26.34
22.92            26.14
22.69            26.19
23.25            26.16
23.17            26.08
23.63            26.04
23.6             25.62
23.18            25.56
22.76            25.38
22.9             25.37
23.34            25.58
23.08            25.48
23.15            25.55
23.25            25.22
22.95            25.02
22.59            24.51
22.13            24.27
21.95            24.04
22.02            24.18
22.33            24.51
22.51            24.39
22.89            24.62
23.04            24.83
23.31            24.86
23.39            25.13
23.74            25.46
23.94            25.35
23.35            24.77
23.21            24.68
23               24.74
22.85            24.67
23.04            24.79
23.25            24.88
23.1             24.91
22.27            24.74
22.13            24.76
22.23            24.87
22.38            24.94
22.62            24.77
22.5             24.81
22.78            25.05
22.91            25.25
23.07            25.22
23               25.1
22.6             24.68
22.8             24.61
22.44            24.48
22.49            24.59
22.3             24.1
22.3             23.91
21.85            23.46
21.95            23.81
21.49            23.55
21.4             23.6
21.03            23.41
20.24            22.88
20.76            23.44
20.48            23.06
20.61            23.28
20.83            23.61
20.99            23.78
21.23            23.76
21.32            23.72
21.43            23.55
21.25            23.51
21.69            23.98
21.8             24.06
21.96            24.16
22.09            24.31
22.33            24.44
22.32            24.43
22.2             24.34
22.29            24.33
22.12            24.01
22.01            23.93
22.26            23.97
22.23            24.38
22.08            24.39
22.1             24.57
22.45            24.64
22.41            24.48
22.86            24.51
22.92            24.57
23.11            24.73
23.3             24.78
23.44            24.72
23.44            24.78

Bar Chart:
MONTHLY DIVIDENDS PER SHARE
May 07   0.1718
Jun      0.1718
Jul      0.1718
Aug      0.1718
Sep      0.1718
Oct      0.1718
Nov      0.1718
Dec*     0.2993
Jan 08   0.1718
Feb      0.1718
Mar      0.1718
Apr      0.1718

*Includes long-term capital gains distribution of $0.1275.

Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
Asset Class
-----------
Convertible Securities    80.4%
High Yield Securities     14.9%
Short-Term Investment      3.1%
Common Stock               1.1%
Term Loans                 0.5%

2 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Portfolio of INVESTMENTS | APRIL 30, 2008 (unaudited)

NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS - 138.9%

            CONVERTIBLE PREFERRED STOCKS - 54.1%

            ADVERTISING - 0.7%
   335,800  Interpublic Group Cos., Elf Special Financing Ltd.,
            3.15%, 2009 (Cayman Islands) (a)(b)                       $   3,986,800
-----------------------------------------------------------------------------------
            AIRLINES - 1.6%
   374,800  Continental Airlines Finance Trust II, 6.00%, 2030            9,206,025
-----------------------------------------------------------------------------------
            ALUMINUM, STEEL AND OTHER METALS - 3.4%
     3,500  Freeport-McMoRan Copper & Gold, Inc., Ser. B, 5.50%           8,619,625
    70,000  Freeport-McMoRan Copper & Gold, Inc., 6.75%, 2010            11,405,800
-----------------------------------------------------------------------------------
                                                                         20,025,425
-----------------------------------------------------------------------------------
            AUTOMOTIVE - 1.5%
   230,876  Ford Motor Co. Capital Trust II, 6.50%, 2032                  8,507,781
-----------------------------------------------------------------------------------
            BANKING AND FINANCE - 4.6%
     6,750  Bank of America Corp., Ser. L, 7.25%, 2049                    7,411,500
   402,200  New York Community Capital Trust V, 6.00%, 2051              19,607,250
-----------------------------------------------------------------------------------
                                                                         27,018,750
-----------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT - 3.4%
    19,900  Lucent Technologies Capital Trust I, 7.75%, 2017             15,124,000
   437,767  Merrill Lynch & Co., Inc., Ser. Motorola, 18.70%,
            2008 (a)(c)                                                   4,806,682
-----------------------------------------------------------------------------------
                                                                         19,930,682
-----------------------------------------------------------------------------------
            COMPUTERS - SOFTWARE AND PERIPHERALS - 0.9%
   260,010  Merrill Lynch & Co., Inc., Ser. Dell, Inc., 14.85%,
            2008 (a)(c)                                                   5,007,792
-----------------------------------------------------------------------------------
            DIVERSIFIED METALS AND MINING - 2.5%
   200,000  Vale Capital Ltd., Ser RIO,  5.50%, 2010 (Brazil) (c)        14,650,000
-----------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT AND COMPONENTS- 1.7%
   445,820  Wachovia Bank NA, Ser. Intel Corp., 8.00%, 2008 (a)(c)       10,157,028
-----------------------------------------------------------------------------------
            FINANCIAL SERVICES - 7.0%
    60,000  AMG Capital Trust II, 5.15%, 2037 (a)                         2,400,000
    65,000  Affiliated Managers Group, Inc., 5.10%, 2036                  2,831,563
   250,000  Affiliated Managers Group, Inc., 5.10%, 2036 (a)             10,890,625
    61,000  Citigroup, Inc., Ser. T, 6.50%, 2015                          3,181,150
       199  Fannie Mae, 5.375%, 2008 (d)                                 14,129,050
   100,000  Lazard Ltd., 6.625%, 2008 (Bermuda)                           3,243,000
     4,500  SLM Corp., Ser. C, 7.25%, 2010                                4,316,625
-----------------------------------------------------------------------------------
                                                                         40,992,013
-----------------------------------------------------------------------------------
            HEALTH CARE PRODUCTS AND SERVICES - 1.6%
     7,000  HealthSouth Corp, 6.50% (a)                                   5,794,250
   108,865  Lehman Brothers Holdings, Inc., Ser. Unitedhealth Group,
            Inc., 3.00%, 2008 (c)                                         3,575,126
-----------------------------------------------------------------------------------
                                                                          9,369,376
-----------------------------------------------------------------------------------
            INSURANCE - 7.6%
    12,000  Alleghany Corp., 5.75%, 2009                                  3,872,774
    70,000  Aspen Insurance Holdings, Ltd., Ser. AHL, 5.625% (Bermuda)    3,433,500
   136,000  Citigroup Funding, Inc., Ser. Genworth Financial, Inc.,
            5.807%, 2008 (b)(c)                                           3,259,920
   537,003  MetLife, Inc., Ser. B, 6.375%, 2008 (e)                      15,863,069
   100,000  Platinum Underwriters Holdings, Ltd., 6.00%, 2009 (Bermuda)   3,174,000
    70,000  Reinsurance Group of America, Equity Security Unit,
            5.75%, 2051                                                   4,834,375
   700,000  XL Capital Ltd., 7.00%, 2009 (Cayman Islands) (e)             9,849,000
-----------------------------------------------------------------------------------
                                                                         44,286,638
-----------------------------------------------------------------------------------
NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
            MISCELLANEOUS CONSUMER DISCRETIONARY - 1.1%
   136,379  Avery Dennison Corp., 7.875%, 2010                        $   6,514,825
-----------------------------------------------------------------------------------
            OIL AND GAS - 0.5%
    24,375  Chesapeake Energy Corp., 4.50%, 2049                          3,138,281
-----------------------------------------------------------------------------------
            PHARMACEUTICALS - 5.3%
    18,000  Mylan, Inc., 6.50%, 2010                                     16,778,520
    78,291  Schering-Plough Corp., 6.00%, 2010                           14,133,874
-----------------------------------------------------------------------------------
                                                                         30,912,394
-----------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS - 1.4%
   450,000  HRPT Properties Trust, Ser. D, 6.50%, 2049                    7,942,500
-----------------------------------------------------------------------------------
            TELECOMMUNICATIONS - 1.3%
   128,095  Crown Castle International Corp., 6.25%, 2012                 7,429,510
-----------------------------------------------------------------------------------
            TRANSPORTATION - 2.5%
   160,000  Bristow Group, Inc. 5.50%, 2009                              10,521,600
     2,500  Kansas City Southern, 5.125%, 2049                            4,073,750
-----------------------------------------------------------------------------------
                                                                         14,595,350
-----------------------------------------------------------------------------------
            UTILITIES - GAS AND ELECTRIC - 5.5%
    83,082  AES Trust VII, 6.00%, 2008                                    4,154,100
   250,660  Entergy Corp., 7.625%, 2009                                  16,849,365
    29,000  NRG Energy, Inc., 5.75%, 2009                                10,927,563
-----------------------------------------------------------------------------------
                                                                         31,931,028
-----------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCKS - 54.1%
            (Cost $323,387,091)                                         315,602,198
-----------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
            CONVERTIBLE BONDS - 61.2%
            AIRLINES - 1.9%
$4,000,000  AMR Corp., B-, 4.50%, 2/15/24                             $   3,755,000
 9,500,000  JetBlue Airways Corp., CCC, 3.75%, 3/15/35                    7,006,250
-----------------------------------------------------------------------------------
                                                                         10,761,250
-----------------------------------------------------------------------------------
            AUTOMOTIVE - 2.3%
18,750,000  General Motors Corp., Ser. B, B-, 5.25%, 3/06/32             13,222,500
-----------------------------------------------------------------------------------
            BANKING AND FINANCE - 2.2%
 2,900,000  Boston Private Financial Holdings, Inc., NR, 3.00%, 7/15/27   2,599,125
 4,250,000  National City Corp., A, 4.00%, 2/01/11                        3,607,188
 7,000,000  PrivateBancorp, Inc., NR, 3.625%, 3/15/27                     6,571,250
-----------------------------------------------------------------------------------
                                                                         12,777,563
-----------------------------------------------------------------------------------
            BIOTECHNOLOGY - 1.5%
 8,000,000  Genzyme Corp., BBB+, 1.25%, 12/01/23                          8,910,000
-----------------------------------------------------------------------------------
            COMMERCIAL SERVICES - 2.1%
 9,000,000  Quanta Services, Inc., BB, 3.75%, 4/30/26                    12,273,750
-----------------------------------------------------------------------------------
            COMPUTER SERVICES - 1.5%
 9,000,000  Electronic Data Systems Corp., BBB-, 3.875%, 7/15/23          8,876,250
-----------------------------------------------------------------------------------
            COMPUTERS - SOFTWARE AND PERIPHERALS - 4.5%
12,000,000  Novell, Inc., NR, 0.50%, 7/15/24                             11,445,000
15,000,000  Red Hat, Inc., BB-, 0.50%, 1/15/24                           15,018,750
-----------------------------------------------------------------------------------
                                                                         26,463,750
-----------------------------------------------------------------------------------
            DIVERSIFIED METALS AND MINING  - 2.4%
11,250,000  Peabody Energy Corp., B, 4.75%, 12/15/41                     13,950,000
-----------------------------------------------------------------------------------

See notes to financial statements.

                                          Semiannual Report | April 30, 2008 | 3


AVK | Advent Claymore Convertible Securities and Income Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued
PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT AND COMPONENTS - 4.8%
$8,000,000  Fairchild Semiconductor International, Inc., B+,
            5.00%, 11/01/08                                           $   7,980,000
10,000,000  Intel Corp., A-, 2.95%, 12/15/35                              9,975,000
10,000,000  Vishay Intertechnology, Inc., B+, 3.625%, 8/01/23            10,000,000
-----------------------------------------------------------------------------------
                                                                         27,955,000
-----------------------------------------------------------------------------------
            FINANCIAL SERVICES - 0.7%
 4,743,000  CompuCredit Corp., NR, 3.625%, 5/30/25                        1,873,485
 2,500,000  Countrywide Financial Corp., BB+, 0.00%, 4/15/37 (b)          2,325,000
-----------------------------------------------------------------------------------
                                                                          4,198,485
-----------------------------------------------------------------------------------
            HEALTH CARE PRODUCTS AND SERVICES - 8.7%
 6,000,000  Advanced Medical Optics, Inc., B-, 1.375%, 7/01/25            5,025,000
15,500,000  Allergan, Inc., A, 1.50%, 4/01/26                            17,146,875
 9,000,000  Gilead Sciences, Inc., NR, 0.50%, 5/01/11                    12,847,500
            Medtronic, Inc., AA-
 3,000,000  1.50%, 4/15/11                                                3,108,750
12,000,000  1.625%, 4/15/13                                              12,480,000
-----------------------------------------------------------------------------------
                                                                         50,608,125
-----------------------------------------------------------------------------------
            INSURANCE - 0.8%
 5,000,000  Prudential Financial, Inc., A+, 0.50125%, 12/12/36 (b)        4,876,500
-----------------------------------------------------------------------------------
            INTERNET - 0.9%
 5,000,000  Amazon.com, Inc., B+, 4.75%, 2/01/09                          5,481,250
-----------------------------------------------------------------------------------
            LEISURE AND ENTERTAINMENT - 4.1%
 3,000,000  Carnival Corp., A-, 2.00%, 4/15/21 (Panama)                   3,292,500
21,000,000  International Game Technology, BBB, 2.60%, 12/15/36          20,658,750
-----------------------------------------------------------------------------------
                                                                         23,951,250
-----------------------------------------------------------------------------------
            OIL AND GAS- 2.0%
 8,000,000  Chesapeake Energy Corp., BB, 2.75%, 11/15/35                 11,750,000
-----------------------------------------------------------------------------------
            PHARMACEUTICALS - 9.6%
 7,000,000  Cubist Pharmaceuticals, Inc., NR, 2.25%, 6/15/13 (e)          6,527,500
 4,000,000  Invitrogen Corp., NR, 3.25%, 6/15/25                          4,615,000
12,500,000  Omnicare, Inc., B+, 3.25%, 12/15/35                           8,703,125
13,000,000  Teva Pharmaceutical Finance Co. BV, Ser. D, BBB+,
            1.75%, 2/01/26 (Israel)                                      14,852,500
22,000,000  Watson Pharmaceuticals, Inc., BB+, 1.75%, 3/15/23            21,450,000
-----------------------------------------------------------------------------------
                                                                         56,148,125
-----------------------------------------------------------------------------------
            PHOTO EQUIPMENT & SUPPLIES - 3.5%
21,000,000  Eastman Kodak Co., B, 3.375%, 10/15/33                       20,370,000
-----------------------------------------------------------------------------------
            TELECOMMUNICATIONS - 4.8%
 5,000,000  Amdocs Ltd., BBB, 0.50%, 3/15/24 (Guernsey)                   4,981,250
            Level 3 Communications, Inc., CCC
 4,000,000  6.00%, 9/15/09                                                3,760,000
 2,000,000  6.00%, 3/15/10                                                1,710,000
            NII Holdings, Inc., NR
10,000,000  3.125%, 6/15/12 (a)                                           8,400,000
10,500,000  3.125%, 6/15/12                                               8,820,000
-----------------------------------------------------------------------------------
                                                                         27,671,250
-----------------------------------------------------------------------------------
            TRANSPORTATION - 0.9%
 2,000,000  Excel Maritime Carriers Ltd., NR, 1.875%, 10/15/27
            (Liberia) (a)                                                 1,675,000
 3,789,000  YRC Worldwide, Inc., B+, 5.00%, 8/08/23                       3,348,528
-----------------------------------------------------------------------------------
                                                                          5,023,528
-----------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
            UTILITIES--GAS AND ELECTRIC - 0.9%
$5,000,000  Nabors Industries, Inc., BBB+, 0.94%, 5/15/11             $   5,293,750
-----------------------------------------------------------------------------------
            WASTE MANAGEMENT - 1.1%
 6,900,000  Allied Waste Industries, Inc., B+, 4.25%, 4/15/34             6,399,750
-----------------------------------------------------------------------------------
            TOTAL CONVERTIBLE BONDS - 61.2%
            (Cost $349,959,376)                                         356,962,076
-----------------------------------------------------------------------------------

            CORPORATE BONDS - 21.3%
            ADVERTISING - 0.3%
 1,500,000  Interpublic Group of Cos., Inc., B+, 7.25%, 8/15/11           1,477,500
-----------------------------------------------------------------------------------
            AUTO PARTS AND EQUIPMENT - 0.8%
 4,500,000  Tenneco, Inc., B+, 8.125%, 11/15/15 (a)                       4,635,000
-----------------------------------------------------------------------------------
            BUILDING PRODUCTS - 0.6%
 4,175,000  U.S. Concrete, Inc., B, 8.375%, 4/01/14                       3,402,625
-----------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT - 0.9%
 5,166,000  Superior Essex Communications LLC/Essex Group, Inc., BB-,
            9.00%, 4/15/12                                                5,127,255
-----------------------------------------------------------------------------------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT - 2.2%
 2,000,000  Cablevision Systems Corp., B+, 8.00%, 4/15/12                 2,000,000
 2,900,000  EchoStar DBS Corp., BB-, 6.625%, 10/01/14                     2,842,000
 5,000,000  Mediacom LLC, B-, 9.50%, 1/15/13                              4,887,500
 3,000,000  Rainbow National Services LLC, BB, 8.75%, 9/01/12 (a)         3,101,250
-----------------------------------------------------------------------------------
                                                                         12,830,750
-----------------------------------------------------------------------------------
            COMPUTERS - SOFTWARE AND PERIPHERALS - 1.1%
 6,000,000  SunGard Data Systems, Inc., B-, 10.25%, 8/15/15               6,405,000
-----------------------------------------------------------------------------------
            DIVERSIFIED OPERATIONS  - 1.1%
 6,000,000  Leucadia National Corp., BB+, 8.125%, 9/15/15                 6,150,000
-----------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT AND COMPONENTS - 1.6%
 7,684,000  Freescale Semiconductor, Inc., B-, 8.875%, 12/15/14           6,800,340
 4,000,000  Spansion, LLC, B, 11.25%, 1/15/16 (a)                         2,580,000
-----------------------------------------------------------------------------------
                                                                          9,380,340
-----------------------------------------------------------------------------------
            FINANCIAL SERVICES - 0.3%
 2,000,000  JPMorgan Chase & Co., A, 7.90%, 04/29/49                      2,043,986
-----------------------------------------------------------------------------------
            FOOD, BEVERAGE AND TOBACCO - 0.3%
 2,000,000  Vector Group Ltd., NR, 11.00%, 8/15/15 (a)                    2,030,000
-----------------------------------------------------------------------------------
            HEALTH CARE PRODUCTS AND SERVICES - 1.5%
 2,500,000  Axcan Intermediate Holdings, Inc., B-, 12.75%, 3/01/16 (a)    2,458,500
 6,100,000  Hanger Orthopedic Group, Inc., CCC+, 10.25%, 6/01/14          6,283,000
-----------------------------------------------------------------------------------
                                                                          8,741,500
-----------------------------------------------------------------------------------
            OFFICE EQUIPMENT - 0.6%
 3,500,000  Xerox Capital Trust I, BB+, 8.00%, 2/01/27                    3,500,662
-----------------------------------------------------------------------------------
            OIL AND GAS - 1.3%
 4,500,000  CCS, Inc., B- 11.00%, 11/15/15 (Canada) (a)                   4,044,600
 3,000,000  Williams Cos., Inc., BB+, 8.125%, 3/15/12                     3,300,000
-----------------------------------------------------------------------------------
                                                                          7,344,600
-----------------------------------------------------------------------------------
            PACKAGING AND CONTAINERS - 0.9%
 2,000,000  Jefferson Smurfit Corp., B-, 8.25%, 10/01/12                  1,830,000
 3,500,000  Smurfit-Stone Container Enterprises, Inc., B-,
            8.375%, 7/01/12                                               3,220,000
-----------------------------------------------------------------------------------
                                                                          5,050,000
-----------------------------------------------------------------------------------

See notes to financial statements.

4 | Semiannual Report | April 30, 2008


AVK | Advent Claymore Convertible Securities and Income Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued
PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
            PUBLISHING - 0.6%
            Dex Media West, BB-
$1,000,000  8.50%, 8/15/10                                            $     987,500
 2,940,000  9.875%, 8/15/13                                               2,778,300
-----------------------------------------------------------------------------------
                                                                          3,765,800
-----------------------------------------------------------------------------------
            RETAIL - SPECIALTY STORES - 0.4%
 2,500,000  Simmons Bedding Co., B, 7.875%, 1/15/14                       2,218,625
-----------------------------------------------------------------------------------
            TELECOMMUNICATIONS - 4.2%
 5,000,000  Alamosa Delaware, Inc., BB, 8.50%, 1/31/12                    4,638,265
 4,500,000  Broadview Networks Holdings, Inc., CCC+, 11.375%, 9/01/12     4,320,000
 7,673,000  Centennial Cellular Co., B, 10.125%, 6/15/13                  8,037,467
 5,000,000  Level 3 Financing, Inc., CCC+, 12.25%, 3/15/13                5,062,500
 2,240,000  PanAmSat Corp., BB-, 9.00%, 8/15/14                           2,270,800
-----------------------------------------------------------------------------------
                                                                         24,329,032
-----------------------------------------------------------------------------------
            TRANSPORTATION - 0.5%
 3,500,000  USF Corp., B+, 8.50%, 4/15/10                                 3,220,000
-----------------------------------------------------------------------------------
            TRAVEL SERVICES - 0.7%
 4,500,000  Travelport LLC, B, 9.875%, 9/01/14                            4,370,625
-----------------------------------------------------------------------------------
            UTILITIES- GAS AND ELECTRIC- 1.4%
 8,000,000  Texas Competitive Electric Holdings Co., LLC, CCC,
            10.25%, 11/01/15 (a)                                          8,380,000
-----------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS - 21.3%
            (Cost $125,854,719)                                         124,403,300
-----------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
            COMMON STOCKS - 1.6%

            OIL AND GAS - 1.6%
   121,300  Enerplus Resources Fund - Income Trust (Canada)           $   5,435,676
   141,468  Harvest Energy Trust - Income Trust (Canada)                  3,138,114
    20,000  Vermillion Energy Trust - Income Trust (Canada)                 787,807
-----------------------------------------------------------------------------------
            (Cost $9,425,461)                                             9,361,597
-----------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        VALUE
-----------------------------------------------------------------------------------
            TERM LOANS (FUNDED) - 0.7%
$3,950,000  HCA, Inc., Term Loan B, 7.08%, 11/16/13, NR (b)
            (Cost $3,994,716)                                         $   3,757,627
-----------------------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS - 138.9%
            (Cost $812,621,363)                                         810,086,798
-----------------------------------------------------------------------------------
NUMBER
OF SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 4.4%

            MONEY MARKET FUND - 4.4%
25,926,681  Goldman Sachs Financial Prime Obligations
            (Cost $25,926,681)                                        $  25,926,681
-----------------------------------------------------------------------------------
            TOTAL INVESTMENTS - 143.3%
            (Cost $838,548,044)                                         836,013,479
            Other assets in excess of liabilities - 3.8%                 22,202,421
            Preferred Stock, at redemption value - (-47.1% of Net Assets
            Applicable to Common Shareholders or
            -32.9% of Total Investments)                               (275,000,000)
-----------------------------------------------------------------------------------
            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%     $ 583,215,900
===================================================================================

LLC - Limited Liability Corp.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, these securities amounted to 13.8% of net assets.

(b)  Floating rate security. The rate shown is as of April 30, 2008.

(c) Synthetic Convertible - A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company's common stock.

(d) Pursuant to a securities lending agreement, the Fund loaned all or a portion of these securities having an aggregate fair value of approximately $14.1 million and received as collateral readily marketable securities with an aggregate fair value of approximately $14.4 million.

(e) All or portion of these securities have been physically segregated in connection with swap agreements.

Ratings shown are per Standard & Poor's and are unaudited. Securities classified as NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

                                          Semiannual Report | April 30, 2008 | 5

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of ASSETS AND LIABILITIES | APRIL 30, 2008 (unaudited)

ASSETS
   Investments in securities, at value (cost $838,548,044)                                        $836,013,479
   Cash                                                                                              5,333,795
   Restricted cash                                                                                     604,119
   Foreign currency, at value (cost $40,387)                                                            40,602
   Receivable for securities sold                                                                   18,343,115
   Interest receivable                                                                               5,542,622
   Dividends receivable                                                                              2,721,504
   Unrealized appreciation on forward currency exchange contracts                                       10,285
   Other assets                                                                                         10,948
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 868,620,469
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                  8,251,835
   Net unrealized depreciation on swaps                                                              1,162,766
   Advisory fee payable                                                                                295,307
   Dividends payable - preferred shares                                                                256,446
   Servicing fee payable                                                                                86,855
   Accrued expenses and other liabilities                                                              351,360
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             10,404,569
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCK, AT REDEMPTION VALUE
   Auction Market Preferred Shares
   $0.001 par value per share; 11,000 authorized, issued and outstanding at $25,000 per share
   liquidation preference                                                                          275,000,000
--------------------------------------------------------------------------------------------------------------
                                                                                                  $583,215,900
==============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common Stock, $0.001 par value per share; unlimited number of shares authorized,
   23,531,322 shares issued and outstanding                                                       $     23,531
   Additional paid-in capital                                                                      557,964,956
   Net unrealized depreciation on investments, swaps and foreign currency translation               (3,640,426)
   Accumulated net realized gain on investments, swaps and foreign currency transactions            34,040,486
   Undistributed net investment income                                                              (5,172,647)
--------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders                                                      $583,215,900
==============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 23,531,322 common shares outstanding)                                                $      24.78
==============================================================================================================

See notes to financial statements.

6 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited)

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $87,341)                      $ 12,476,437
   Interest                                                                        8,510,636
   Securities lending income (net of foreign withholding tax credits of $8,817)      346,317
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $  21,333,390
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    2,336,443
   Servicing agent fee                                                               908,617
   Preferred share maintenance                                                       363,913
   Professional fees                                                                  91,052
   Printing                                                                           86,984
   Trustees' fees and expenses                                                        80,174
   Fund accounting                                                                    79,241
   Administration fee                                                                 70,617
   Custodian                                                                          55,075
   Insurance                                                                          39,925
   ICI dues                                                                           15,383
   NYSE listing fee                                                                   10,738
   Transfer agent                                                                      9,744
   Rating agency fee                                                                   5,662
   Miscellaneous                                                                       7,656
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                  4,161,224
   Advisory and Servicing agent fees waived                                                            (865,349)
---------------------------------------------------------------------------------------------------------------
      Net expenses                                                                                    3,295,875
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          18,037,515
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                                                    35,332,779
      Swaps                                                                                             (54,239)
      Foreign currency transactions                                                                     418,401
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (100,053,992)
      Swaps                                                                                            (813,149)
      Foreign currency translation                                                                      (66,976)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS         (65,237,176)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME AND REALIZED GAINS                (6,633,866)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS            $ (53,833,527)
===============================================================================================================

See notes to financial statements.
                                          Semiannual Report | April 30, 2008 | 7

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS |

                                                                           FOR THE SIX MONTHS            FOR THE
                                                                         ENDED APRIL 30, 2008         YEAR ENDED
                                                                                  (UNAUDITED)   OCTOBER 31, 2007
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                        $ 18,037,515      $ 45,710,140
   Net realized gain on investments, swaps and foreign currency transactions      35,696,941        22,996,632
   Net change in unrealized appreciation (depreciation) on investments,
   swaps and foreign currency translation                                       (100,934,117)       39,775,644
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   From and in excess of net investment income                                    (4,895,544)      (12,201,859)
   From net realized gains                                                        (1,738,322)       (2,568,713)
----------------------------------------------------------------------------------------------------------------
                                                                                  (6,633,866)      (14,770,572)
----------------------------------------------------------------------------------------------------------------
   Net increase/decrease in net assets applicable to Common Shareholders
   resulting from operations                                                     (53,833,527)       93,711,844
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                   (19,507,854)      (48,853,828)
   From net realized gains                                                        (7,748,476)      (11,762,566)
----------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                      (27,256,330)      (60,616,394)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Reinvestment of dividends                                                              --         3,827,474
----------------------------------------------------------------------------------------------------------------
      Total increase/decrease in net assets                                      (81,089,857)       36,922,924
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                           664,305,757       627,382,833
----------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income/(loss)
   of ($5,172,647) and $1,193,236 respectively)                                 $583,215,900      $664,305,757
================================================================================================================

See notes to financial statements.

8 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund
Financial HIGHLIGHTS |

                                                                                                                    FOR THE PERIOD
                                                     FOR THE SIX                                                         APRIL 30,
                                                    MONTHS ENDED      FOR THE      FOR THE      FOR THE      FOR THE       2003(a)
PER SHARE OPERATING PERFORMANCE                        APRIL 30,   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED       THROUGH
FOR A SHARE OF COMMON STOCK OUTSTANDING                     2008  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
THROUGHOUT THE PERIOD                                (UNAUDITED)         2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  28.23     $  26.82     $  25.69     $  26.10     $  26.14(b)  $  23.88(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                               0.77         1.94         1.99         2.33         2.41         0.93
   Net realized and unrealized gain/loss on investments,
      swaps and foreign currency transactions             (2.78)        2.68         2.28         0.10         0.08         2.28
DIVIDENDS TO PREFERRED SHAREHOLDERS:
   From and in excess of net investment income
   (common share equivalent basis)                        (0.21)       (0.52)       (0.56)       (0.35)       (0.15)       (0.03)
   From net realized gains (common share
   equivalent basis)                                      (0.07)       (0.11)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share
   equivalent basis)                                      (0.28)       (0.63)       (0.56)       (0.35)       (0.15)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                       (2.29)        3.99         3.71         2.08         2.34         3.18
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                    --           --          --*           --        (0.05)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income            (0.83)       (2.08)       (2.58)       (2.49)       (2.15)       (0.86)
   Net realized gain                                      (0.33)       (0.50)          --           --        (0.18)          --
------------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to
      Common Shareholders                                 (1.16)       (2.58)       (2.58)       (2.49)       (2.33)       (0.86)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  24.78     $  28.23     $  26.82     $  25.69     $  26.10     $  26.14
====================================================================================================================================
MARKET VALUE, END OF PERIOD                            $  23.44     $  25.15     $  27.03     $  23.62     $  25.41     $  24.95
====================================================================================================================================
TOTAL INVESTMENT RETURN (D)
   Net asset value                                        -8.12%       15.63%       15.15%        8.14%        8.93%       13.29%
   Market value                                           -2.03%        2.48%       26.86%        2.52%       11.44%        3.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders,
end of period (thousands)                              $583,216     $664,306     $627,383     $599,998     $609,455     $610,415
Preferred shares, at redemption value ($25,000 per share
   liquidation preference) (thousands)                 $275,000     $275,000     $275,000     $275,000     $275,000     $215,000
Preferred shares asset coverage per share              $ 78,020     $ 85,391     $ 82,035     $ 79,545     $ 80,405     $ 95,978
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                          1.12%(e)     1.08%        1.12%        1.12%        1.05%        0.88%(e)
   Net Expenses, before fee waiver                         1.41%(e)     1.37%        1.41%        1.41%        1.33%        1.12%(e)
   Net Investment Income, after fee waiver,
   prior to effect of dividends to preferred shares        6.09%(e)     7.09%        7.62%        8.90%        9.07%        7.51%(e)
   Net Investment Income, before fee waiver,
   prior to effect of dividends to preferred shares        5.80%(e)     6.80%        7.33%        8.61%        8.79%        7.27%(e)
   Net Investment Income, after fee waiver,
   after effect of dividends to preferred shares           3.85%(e)     4.80%        5.49%        7.56%        8.49%        7.28%(e)
   Net Investment Income, before fee waiver,
   after effect of dividends to preferred shares           3.56%(e)     4.51%        5.20%        7.27%        8.21%        7.04%(e)
RATIOS TO AVERAGE MANAGED ASSETS: (F)
   Net Expenses, after fee waiver                          0.76%(e)     0.76%        0.77%        0.77%        0.75%        0.73%(e)
   Net Expenses, before fee waiver                         0.96%(e)     0.96%        0.97%        0.97%        0.95%        0.93%(e)
   Net Investment Income, after fee waiver,
   prior to effect of dividends to preferred shares        4.17%(e)     4.97%        5.26%        6.14%        6.44%        6.27%(e)
   Net Investment Income, before fee waiver, prior
   to effect of dividends to preferred shares              3.97%(e)     4.77%        5.06%        5.94%        6.24%        6.07%(e)
Portfolio turnover rate                                      33%          76%          81%          64%         112%          34%

*    Represents less than $0.01.

(a)  Commencement of operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Managed assets are equal to net assets applicable to Common Shareholders plus outstanding leverage such as the liquidation value of preferred shares.

See notes to financial statements.

                                          Semiannual Report | April 30, 2008 | 9

AVK | Advent Claymore Convertible Securities and Income Fund

Notes to FINANCIAL STATEMENTS | (unaudited)


Note 1 - ORGANIZATION:

Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(D) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty). The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that


l0 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(E) SECURITIES LENDING

The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six months ended April 30, 2008, the Fund maintained a securities lending agreement with Lehman Brothers acting as the counterparty. Pursuant to the lending agreement, the Fund has the right to sell the security or terminate the loan at any time upon proper notice to Lehman Brothers. The Fund does not have the right to sell or repledge the collateral received from Lehman Brothers, except in the case of default. As of April 30, 2008, the Fund loaned securities with a fair value of approximately $14.1 million and received as collateral securities with a fair value of approximately $14.4 million. The collateral received was in the form of U.S. Treasury Bonds with maturities ranging from August 2020 to August 2028.

(F) CONCENTRATION OF RISK

It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(G) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.


Note 3 - INVESTMENT MANAGEMENT AGREEMENT, SERVICING AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to the Investment Management Agreement (the "Agreement") between the Fund and Advent Capital Management, LLC, the Fund's investment adviser (the "Advisor"), the Advisor is responsible for the daily management for the Fund's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund's Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund's Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the six months ended April 30, 2008, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund's Managed Assets. In addition, the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.115% of the average value of the Managed Assets for the first five years of the Fund's operations. Effective May 1, 2008, the Advisor agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.065% of the average value of the Managed Assets for an additional two years.


                                         Semiannual Report | April 30, 2008 | l1

AVK | Advent Claymore Convertible Securities and Income Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Pursuant to a Servicing Agreement between the Fund and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund's Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund's Managed Assets. In addition, the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.085% of the average value of the Managed Assets for the first five years of the Fund's operations. Effective May 1, 2008, the Servicing Agent agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.065% of the average value of the Managed Assets for an additional two years.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent and administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At April 30, 2008, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

     COST OF                                      NET TAX   NET TAX UNREALIZED
 INVESTMENTS     GROSS TAX      GROSS TAX      UNREALIZED         DEPRECIATION
     FOR TAX UNREALIZED UNREALIZED DEPRECIATION ON DERIVATIVES AND PURPOSES APPRECIATION DEPRECIATION ON INVESTMENTS FOREIGN CURRENCY
------------------------------------------------------------------------------
$840,195,768   $49,866,056  $(54,048,345)    $(4,182,289)         $(1,146,027)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities and swaps.

For the year ended October 31, 2007, the tax character of distributions paid of $53,996,821 was ordinary income, and $21,390,145 was long-term capital gain.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined it does not have any impact on the financial statements as of April 30, 2008.

Tax years for 2004, 2005, 2006 and 2007 are still subject to examination by major jurisdictions.


Note 5 - INVESTMENTS IN SECURITIES AND SWAPS:

For the six months ended April 30, 2008, purchases and sales of investments, other than short-term securities, were $277,108,542 and $320,864,273, respectively.


12 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund entered into total return and credit default swap agreements during the six months ended April 30, 2008 to generate additional income. As of April 30, 2008, the Fund had swaps with a total notional value of $41,404,435 outstanding. Details of the swap agreements outstanding as of April 30, 2008 were as follows:

TOTAL RETURN SWAP AGREEMENTS
                                                                                                NOTIONAL       PAYING     UNREALIZED
                                                                                   TERMINATION    AMOUNT     FLOATING  APPRECIATION/
COUNTERPARTY          UNDERLYING TERM LOANS                                               DATE     (000)         RATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.  Bausch & Lomb, US LIBOR+3.25%, due 04/26/15                   07/01/2008    $3,377         3.43%    $ (96,250)
JPMorgan Chase & Co.  CCS International                                             07/01/2008     5,220 (a)       --            --
JPMorgan Chase & Co.  CVC Holdings, Inc., US LIBOR+1.75%, due 11/11/14              07/01/2008     2,358         3.43%      (62,125)
JPMorgan Chase & Co.  Celanese Holdings LLC, US LIBOR+1.75%, due 04/06/11           07/01/2008     1,911         3.43%      (45,664)
JPMorgan Chase & Co.  Community Health Systems, Inc., US LIBOR+2.25%, due 07/25/14  07/01/2008     2,198         3.43%      (78,902)
JPMorgan Chase & Co.  Energy Future Holdings, US LIBOR+3.50%, due 10/10/14          07/01/2008     5,226         3.43%     (162,785)
JPMorgan Chase & Co.  General Motors Corp., US LIBOR+2.75%, due 11/29/13            07/01/2008     1,846         3.43%      (81,476)
JPMorgan Chase & Co.  Hertz Corp., US LIBOR+1.75%, due 12/21/12                     07/01/2008     2,375         3.43%      (94,847)
JPMorgan Chase & Co.  Idearc, Inc., US LIBOR+2.00%, due 11/17/14                    07/01/2008     1,003         3.43%     (180,688)
JPMorgan Chase & Co.  Mac Gen LLC, US LIBOR+2.25%, due 02/22/12                     07/01/2008     6,449         3.43%       20,750
JPMorgan Chase & Co.  Mac Gen LLC, US LIBOR+7.50%, due 02/15/15                     07/01/2008     3,095         3.43%       31,008
JPMorgan Chase & Co.  Virgin Media Inc., GP LIBOR+1.75%, due 01/17/25               07/01/2008     4,630         5.88%      121,771
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(629,208)
------------------------------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENT
                                                                                 NOTIONAL       PAYING        UNREALIZED
                                                   BUY/SELL      TERMINATION       AMOUNT     FLOATING     APPRECIATION/
COUNTERPARTY           UNDERLYING TERM LOANS     PROTECTION             DATE        (000)         RATE    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.   AMR Corp.                       Sell       03/20/2013        1,716        8.80%      $  (533,558)
------------------------------------------------------------------------------------------------------------------------
                                                                                                            $(1,162,766)
------------------------------------------------------------------------------------------------------------------------

(a)  Not settled as of April 30, 2008.

For each swap noted, the Fund pays a floating rate and receives the total return of the underlying asset. The market value of the swaps outstanding reflects the current receivable and payable for the floating rate and fixed rate, which may have different payment dates.


Note 6 - DERIVATIVES:

At April 30, 2008, the following forward exchange currency contracts were outstanding:

SHORT CONTRACTS                              LOCAL CURRENCY VALUE   UNREALIZED APPRECIATION (US$)
-------------------------------------------------------------------------------------------------
Canadian Dollar, 526,087 expiring 5/02/08               $ 522,387                        $ 10,285
-------------------------------------------------------------------------------------------------

Note 7 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,531,322 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund issued 0 shares during the six months ended April 30, 2008, and 141,118 shares during the year ended October 31, 2007. At April 30, 2008, Advent Capital Management LLC, the Fund's investment adviser, owned 6,583 shares of the Fund.

PREFERRED SHARES

On June 19, 2003, the Fund's Board of Trustees authorized the issuance of Auction Market Preferred Shares ("AMPS"), as part of the Fund's leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.


                                         Semiannual Report | April 30, 2008 | l3

AVK | Advent Claymore Convertible Securities and Income Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Dividends are accumulated daily at a rate set through an auction process. Beginning February 13, 2008, the auction process resulted in a failed auction. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and thus, investors in the Fund's AMPS will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. Distributions of net realized capital gains, if any, are made annually.

For the six months ended April 30, 2008, the annualized dividend rates ranged from:

                       HIGH                   LOW             AT APRIL 30, 2008
-------------------------------------------------------------------------------
Series M7             5.75%                 3.85%                         4.01%
Series T28            6.19%                 3.97%                         3.97%
Series W7             5.60%                 3.94%                         4.08%
Series W28            5.65%                 3.93%                         4.15%
Series TH28           5.75%                 3.95%                         4.14%
Series F7             5.60%                 4.00%                         4.04%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.


Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


Note 9 - SUBSEQUENT EVENT:

Subsequent to April 30, 2008, the Fund declared on May 1, 2008 and June 2, 2008, monthly dividends to common shareholders of $0.1718 per common share. These dividends are payable on May 30, 2008 and June 30, 2008 to shareholders of record on May 15, 2008 and June 13, 2008 respectively.

On March 11, 2008, the Board of Trustees approved Claymore Advisors, LLC to replace BNY as the Fund Administration Agent effective May 1, 2008.


Note 10 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


l4 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


TRUSTEES

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

                                                                                                    NUMBER OF FUNDS
                                                                                                    IN FUND
NAME, ADDRESS, YEAR       TERM OF OFFICE*  PRINCIPAL OCCUPATIONS DURING                             COMPLEX**        OTHER
OF BIRTH AND POSITION(S)  AND LENGTH OF    THE PAST FIVE YEARS AND                                  OVERSEEN BY      DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED      OTHER AFFILIATIONS                                       TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Daniel Black+             Since 2005       Partner, the Wicks Group of Cos., LLC (2003-present).      3              Director of
Year of birth: 1960                        Formerly, Managing Director and Co-head of the Merchant                   Penn Foster
Trustee                                    Banking Group at BNY Capital Markets, a division of The                   Education
                                           Bank of New York Co., Inc. (1998-2003).                                   Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++       Since 2005       Investor (2001-present). Formerly, Senior Vice             41             None.
Year of birth: 1951                        President, Treasurer (1993-1997), President, Pizza Hut
Trustee                                    International (1991-1993) and Senior Vice President,
                                           Strategic Planning and New Business Development
                                           (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+             Since 2003       Senior Vice President, Business Affairs at ABC News        3              Director of
Year of birth: 1966                        (2008-present). Vice President, Business Affairs and                      Young Scholar's
Trustee                                    News Planning at ABC News (2003-2008). Formerly,                          Institute.
                                           Executive Director, Office of the President at ABC News
                                           (2000-2003). Former Associate at Cleary Gottlieb
                                           Steen & Hamilton (law firm) (1995-1998). Former
                                           associate in Corporate Finance at J.P. Morgan/Morgan
                                           Guaranty (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++        Since 2003       Partner of Nyberg & Cassioppi, LLC., a law firm            44             None.
Year of birth: 1953                        specializing in corporate law, estate planning and
Trustee                                    business transactions (2000-present). Formerly,
                                           Executive Vice President, General Counsel and Corporate
                                           Secretary of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+   Since 2003       Chief Executive Officer of Seizert Capital Partners,       3              Former
Year of birth: 1952                        LLC, where he directs the equity disciplines of the                       Director
Trustee                                    firm and serves as a co-manager of the firmhedge fund,                    of Loomis,
                                           Proper Associates, LLC (2000-present). Formerly,                          Sayles and
                                           Co-Chief Executive (1998-1999) and a Managing Partner                     Co., L.P.
                                           and Chief Investment Officer-Equities of Munder Capital
                                           Management, LLC (1995-1999). Former Vice President and
                                           Portfolio Manager of Loomis, Sayles & Co., L.P.
                                           (asset manager) (1984-1995). Former Vice President and
                                           Portfolio Manager at First of America Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+         Since 2003       Managing Partner, Cordova, Smart & Williams, LLC,          3              Director,
Year of birth: 1960                        Advisor First Atlantic Capital Ltd., (2001-present).                      Country Pure
Trustee                                    Formerly, a Managing Director in Investment Banking-The                   Foods.
                                           Private Equity Group (1995-2001) and a Vice President                     Chairman,
                                           in Investment Banking-Corporate Finance (1992-1995) at                    Board of
                                           Merrill Lynch & Co. Founding Partner of The Carpediem                     Directors,
                                           Group, (1991-1992). Associate at Dillon, Read and Co.                     Berkshire
                                           (investment bank) (1988-1990).                                            Blanket, Inc.
                                                                                                                     President and
                                                                                                                     Chairman, Board
                                                                                                                     of Directors,
                                                                                                                     Sqwincher
                                                                                                                     Holdings.
                                                                                                                     Director,
                                                                                                                     Sprint
                                                                                                                     Industrial
                                                                                                                     Holdings.
                                                                                                                     Co-chairman,
                                                                                                                     Board of
                                                                                                                     Directors,
                                                                                                                     H2O Plus.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+0       Since 2003       President of Advent Capital Management, LLC, which he      3              None.
Year of birth: 1960                        founded in 1995. Prior to June, 2001, President of
Trustee, President and                     Advent Capital Management, a division of Utendahl
Chief Executive Officer                    Capital.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++00      Since 2003       Formerly, Senior Managing Director and Chief               44             None.
Year of Birth: 1965                        Administrative Officer (2007-2008) and General
Trustee                                    Counsel (2001-2007) of Claymore Advisors, LLC and
                                           Claymore Securities, Inc. Formerly, Assistant General
                                           Counsel, John Nuveen and Company Inc. (1999-2000).
                                           Former Vice President and Associate General Counsel of
                                           Van Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     - Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     - Messrs. Maitland and Dalmaso, as a Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

0 Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Advisor.

00 Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his position as an officer (through May 13, 2008) of and his equity ownership in the Fund's Servicing Agent and certain of its affiliates.


                                         Semiannual Report | April 30, 2008 | 15

AVK | Advent Claymore Convertible Securities and Income Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                     Since 2003              Co-Portfolio Manager at Advent Capital Management, LLC (June 2001-
at Year of birth: 1943                                      present). Prior to June 2001, Mr. Nelson held the same position Advent
Vice President and                                          Capital Management, a division of Utendahl Capital.
Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robert White                        Since 2005              Chief Financial Officer, Advent Capital Management, LLC (July 2005-
Year of birth: 1965                                         present). Previously, Vice President, Client Service Manager, Goldman
Treasurer and                                               Sachs Prime Brokerage (1997-2005).
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                         Since 2003              General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950                                         Formerly, Director and Senior Counsel, SG Cowen Securities Corp.
Secretary and                                               (1998-2002).
Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


l6 | Semiannual Report | April 30, 2008

AVK | Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286, Phone Number: (866) 488-3559.


                                         Semiannual Report | April 30, 2008 | 17

AVK | Advent Claymore Convertible Securities and Income Fund

Investment Management
AGREEMENT CONTRACT RE-APPROVAL | (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the "Management Agreement") with Advent Capital Management, LLC ("Advent") for the Fund.

More specifically, at a meeting held on March 11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Advent and the re-approval of the Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Board reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, personnel of Advent. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this connection, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

FUND PERFORMANCE AND EXPENSES

The Board considered the most recent one year, three-month and year-to-date performance results for the Fund. They also considered these results in comparison to the performance results of a group of other closed-end funds that were determined to be the most similar to the Fund (a "Peer Group").

The Board received and considered statistical information regarding the Fund's total expense ratio (based on net assets applicable to common shares) and its various components. It also considered comparisons of these expenses to the expense information for the Fund's Peer Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Investment Management Agreement.

INVESTMENT MANAGEMENT FEE RATES

The Board reviewed and considered the contractual investment management fee rate for the Fund ("Management Agreement Rate") payable by the Fund to Advent for investment management services. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the "Net Management Rate").

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results and total expenses ranking relative to its Peer Group.

PROFITABILITY

The Board received and considered an estimated profitability analysis of Advent based on the Net Management Rate. The Board concluded that, in light of the costs of providing investment management services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Management Agreement.


18 | Semiannual Report | April 30, 2008

AVK |  Advent Claymore Convertible Securities and Income Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Daniel Black

Nicholas Dalmaso*

Tracy V. Maitland**
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer (through May 13, 2008) of and his equity ownership in the Servicing Agent and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

OFFICERS

Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer

INVESTMENT MANAGER
Advent Capital Management, LLC
New York, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

ADMINISTRATOR (THROUGH
APRIL 30, 2008), CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

ADMINISTRATOR (EFFECTIVE MAY 1, 2008)
Claymore Advisors, LLC
Lisle, Illinois

PREFERRED STOCK-
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
New York, New York


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at http://www.sec.gov.

In October 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                         Semiannual Report | April 30, 2008 | 19

ADVENT CAPITAL MANAGEMENT, LLC
1065 Avenue of the Americas
New York, New York 10018


                                                                        AVK
                                                                       LISTED
                                                                       NYSE(R)

                                                                     AVK-SAR-408

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)  Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:    /s/ Tracy V. Maitland
       -------------------------------------------------------------------------

Name:  Tracy V. Maitland

Title: President and Chief Executive Officer

Date:  August 6, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Tracy V. Maitland
       -------------------------------------------------------------------------

Name:  Tracy V. Maitland

Title: President and Chief Executive Officer

Date:  August 6, 2008


By:    /s/ Robert White
       -------------------------------------------------------------------------

Name:  Robert White

Title: Treasurer and Chief Financial Officer

Date:  August 6, 2008